Exhibit 10.25

AMENDMENT NO. 1

TO

INTERCOMPANY REVOLVING LOAN AGREEMENT

This AMENDMENT NO. 1 TO INTERCOMPANY REVOLVING LOAN AGREEMENT (the “Amendment”), dated as of March 28, 2014, is entered into by and between Apollo Medical Management, Inc. (“Lender”) and ApolloMed Care Clinic, A Professional Corporation (“Borrower”).

WHEREAS, the parties hereto entered into that certain Intercompany Revolving Loan Agreement dated as of July 31, 2013 (the “Loan Agreement”);

WHEREAS, all capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Agreement;

WHEREAS, Lender and Borrower mutually desire to amend the Loan Agreement on and subject to the following terms and conditions.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions and covenants contained herein and in the Loan Agreement, the parties hereto, each intending to be bound hereby, agree as follows:

1.	Article 1 is hereby amended to add a new Subsection 1.11A as follows:

“Management Agreement” shall mean the Amended and Restated Management Services Agreement, dated as of March 28, 2014, between Lender and Borrower.

2.	Article 1 is hereby amended to add a new Subsection 1.13A as follows:

“Physician” shall mean Warren Hosseinion, M.D.

3.	Article 2 is hereby amended to add a new Section 2.7 as follows:

2.7 Termination of Lending Commitment. Lender’s obligation to make any Advances under this Loan Agreement shall automatically terminate concurrently with any termination of the Management Agreement.

4.	Article 5 is hereby amended to add new Subsections (f) and (g) to Section 5.1 as follows:

(f) Breach of Physician Shareholder Agreement. Any material breach by Physician of the Physician Shareholder Agreement, dated as of March 28, 2014 between Lender, Borrower, Physician, and Apollo Medical Holdings, Inc., a Delaware corporation; or

(g) Termination of Management Agreement. The Management Agreement shall have terminated.

5.	Except as specifically amended hereby, the provisions of the Loan Agreement shall remain in full force and effect.

6.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

BORROWER:	ApolloMed Care Clinic, A Professional Corporation

/s/ Warren Hosseinion
Name: Warren Hosseinion, M.D.
Title: Chief Executive Officer

LENDER:	Apollo Medical Management, Inc.

/s/ Kyle Francis
Name: Kyle Francis
Title: Chief Financial Officer

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